                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                               SEPTEMBER 26, 2002

                          CRAFTMADE INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE                     000-26667                        75-2057054
(STATE OF INCORPORATION)       (COMMISSION FILE NO.)     (IRS EMPLOYER IDENTIFICATION NO.)


                              650 SOUTH ROYAL LANE
                                    SUITE 100
                              COPPELL, TEXAS 75019
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 393-3800

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

99.1    -      Certification of Period Report by the Chief Executive Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended September 30,
               2001.

99.2    -      Certification of Period Report by the Chief Financial Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended September 30,
               2001.

99.3    -      Certification of Period Report by the Chief Executive Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended December 31, 2001.

99.4    -      Certification of Period Report by the Chief Financial Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended December 31, 2001.

99.5    -      Certification of Period Report by the Chief Executive Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2002.

99.6    -      Certification of Period Report by the Chief Financial Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2002.


ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of James R. Ridings, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and attached as Exhibit 99.2 is the certification of Kathleen B. Oher, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "First Quarter Certifications"). The First Quarter Certifications accompanied as correspondence to the SEC the filing of our Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2001 filed with the SEC on September 26, 2002.

Attached as Exhibit 99.3 is the certification of James R. Ridings, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and attached as Exhibit 99.4 is the certification of Kathleen B. Oher, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Second Quarter Certifications"). The Second Quarter Certifications accompanied as correspondence to the SEC the filing of our Quarterly Report on Form 10-Q/A for the quarterly period ended December 31, 2001 filed with the SEC on September 26, 2002.

Attached as Exhibit 99.5 is the certification of James R. Ridings, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and attached as Exhibit 99.6 is the certification of Kathleen B. Oher, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Third Quarter Certifications"). The Third Quarter Certifications accompanied as correspondence to the SEC the filing of our Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2002 filed with the SEC on September 26, 2002.




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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CRAFTMADE INTERNATIONAL, INC.


Date: September 26, 2002                           By:  /s/ Kathleen B. Oher
                                                      --------------------------
                                                       Kathleen B. Oher
                                                       Chief Financial Officer




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

                                         EXHIBIT INDEX

Exhibit No.    Description
99.1    -      Certification of Period Report by the Chief Executive Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended September 30,
               2001.

99.2    -      Certification of Period Report by the Chief Financial Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended September 30,
               2001.

99.3    -      Certification of Period Report by the Chief Executive Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended December 31, 2001.

99.4    -      Certification of Period Report by the Chief Financial Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended December 31, 2001.

99.5    -      Certification of Period Report by the Chief Executive Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2002.

99.6    -      Certification of Period Report by the Chief Financial Officer pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002, accompanying the Company's
               Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2002.




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